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                                                                   EXHIBIT 23(a)


                         CONSENT OF INDEPENDENT AUDITORS




Board of Directors of The Toro Company:


We consent to the use of our reports incorporated herein by reference in this Form S-8.



/s/KPMG LLP

Minneapolis, Minnesota

March 19, 2001